Exhibit 32.1
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report of Veritone, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ryan Steelberg, President and Chief Executive Officer of the Company, and Michael L. Zemetra, Executive Vice President, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ RYAN STEELBERG
Ryan Steelberg
President and Chief Executive Officer
(Principal Executive Officer)
Date: November 7, 2025

By:	/s/ MICHAEL L. ZEMETRA
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
Date: November 7, 2025